Exhibit 21
SUBSIDIARIES
     The following is a list of all direct and indirect subsidiaries of the Company and their jurisdictions of incorporation as of October 31, 2007. The name of each indirect subsidiary is indented under the name of its parent company.

Jurisdiction of
Stewart Enterprises, Inc.	Incorporation
Acme Mausoleum Corporation	LA
Cemetery Management, Inc.	FL
Arlington Memorial Park Cemetery and Funeral Home, Inc.	FL
Baldwin-Fairchild Funeral Homes, Inc.	FL
All Faiths Memorial Park, Inc.	FL
The Simplicity Plan, Inc.	FL
Bay Area Crematory, Inc.	FL
Bruce Ocala Funeral Home, Inc.	FL
Chapel Hill Cemetery, Inc.	FL
Glen Haven Memorial Park, Inc.	FL
Highland Memory Gardens, Inc.	FL
Semoran Funeral Home, Inc.	FL
Cheatham Hill Memorial Park, Inc.	GA
Empresas Stewart — Cementerios, Inc.	LA
Empresas Stewart — Funerarias, Inc.	LA
Florida Hills Memorial Gardens, Inc.	FL
Garden of Memories, Inc.	FL
A.P. Boza Funeral Home, Inc.	FL
Curry and Son Funeral Home, Inc.	FL
Woodlawn Memory Gardens, Inc.	FL
Good Shepherd Memorial Gardens, Inc.	FL
Hubbell Funeral Home and Crematory, Inc.	FL
Kicliter Funeral Home, Inc.	FL
Madcem of Florida, Inc.	FL
Memorial Park Cemetery, Inc.	FL
Oaklawn Park Cemetery and Funeral Home, Inc.	FL
Roberts Funeral Home, Inc.	FL
Royal Palm Memorial Gardens, Inc.	FL
S.E. BD Tampa, Inc.	FL
S.E. DCG Tampa, Inc.	FL
Sylvan Abbey Memorial Park, Inc.	FL
Turner Crematory, Inc.	FL
Turner Funeral Homes, Inc.	FL
Walsh & Wood Funeral Home, Inc.	FL
Woodlawn Park Cemetery Company	FL
Memorial Sunset Park, Inc.	FL
South Dade-Palms Memorial Park, Inc.	FL
Victor V. Desrosier, Inc.	CA
Dilday Brothers Huntington Valley Mortuary	CA
Eastlawn Corporation	GA
Enduring Memories, Inc.	LA
Griffin Leggett, Inc.	AR
Forest Hills Cemetery, Inc.	AR
Griffin Leggett Insurance Agency, Inc.	AR
Gross Funeral Home, Inc.	AR
Rest Hills Memorial Park, Inc.	AR

Jurisdiction of
Stewart Enterprises, Inc.	Incorporation
S.E. Funeral Homes of Arkansas, Inc.	AR
Holly Hill Memorial Park, Inc.	GA
Hopson Mortuary, Inc.	CA
Investors Trust, Inc.	TX
Lake Lawn Metairie Funeral Home (Joint Venture)	LA
Lake Lawn Park, Inc.	LA
Lakewood Memorial Park, Inc.	MS
Lassila Funeral Chapels, Inc.	CA
Montlawn Memorial Park, Inc.	NC
The Nashville Historic Cemetery Association, Inc.	TN
Rose Haven Funeral Home & Cemetery, Inc.	GA
Santa Barbara Funeral Services, Inc.	CA
S.E. Acquisition of California, Inc.	CA
All Souls Mortuary, Inc.	CA
Ashes to Ashes, Inc.	CA
Assumption Mortuary, Inc.	CA
Barstow Funeral Homes, Inc.	CA
Buchheim Family, Inc.	CA
Calvary Mortuary of Los Angeles, California, Inc.	CA
Catholic Mortuary Services, Inc.	CA
N.D. Davis & Associates, Inc.	CA
DeYoung Memorial Chapel, Inc.	CA
Holy Cross Mortuary of Culver City, California, Inc.	CA
Holy Cross Mortuary of Pomona, California, Inc.	CA
Lombard & Co.	CA
Queen of Heaven Mortuary, Inc.	CA
Resurrection Mortuary, Inc.	CA
San Fernando Mission Mortuary, Inc.	CA
Santa Clara Mortuary, Inc.	CA
Scovern Mortuary, A California Corporation	CA
SDCA Holdings, Inc.	CA
San Diego Cemetery Association	CA
S.E. Acquisition of Delano, California, Inc.	CA
S.E. Acquisition of Glendale, California, Inc.	CA
S.E. Acquisition of Lancaster, California, Inc.	CA
S.E. Acquisition of Los Osos Mortuary and Memorial Park, Inc.	CA
S.E. Acquisition of Oakhurst, California, Inc.	CA
S.E. Acquisition of Oroville, California, Inc.	CA
Sentinel Cremation Societies, Inc.	DE
Simplicity Plan of California, Inc.	CA
Stewart Pre-Need Services, Inc.	CA
Stricklin/Snively Mortuary	CA
Catalina Channel Cremation Society	CA
Wallace E. White & Howard J. Callanan, Inc.	CA
S.E. Acquisition of Nevada, Inc.	NV
S.E. Acquisition of Reno, Nevada, Inc.	NV
Reno Memorial, Inc.	NV
S.E.N.S. of Nevada, Inc.	NV
S.E. Acquisition of Oregon, Inc.	OR
Amling/Schroeder Funeral Service, Inc.	OR
Cascade Crematory, Inc.	OR
Chapel of the Roses, Inc.	OR
Chapel of the Valley Funeral Home, Inc.	OR
Dutton, Inc.	OR
J. P. Finley & Son Mortuary, Inc.	OR
Sunset Hills Memorial Park	OR

Jurisdiction of
Stewart Enterprises, Inc.	Incorporation
S.E. Acquisition of Myrtle Creek, Oregon, Inc.	OR
S.E. Acquisition of Reedsport, Oregon, Inc.	OR
S.E. Bend NR, Inc.	OR
S.E. Bend TDHM, Inc.	OR
S.E. Greenwood, Inc.	OR
S.E. Acquisition of Washington, Inc.	WA
E.R. Butterworth & Sons	WA
Cremation Society Northwest, Inc.	WA
S.E.E.S. of Vancouver, Inc.	WA
S.E. Australia, Inc.	LA
S.E. Mid-Atlantic, Inc.	MD
C. J. Applegate & Sons, Inc.	NY
Bartlett-Burdette-Cox Funeral Home, Inc.	WV
Benjamin Franklin P.M., Inc.	PA
Bounds Funeral Home, Inc.	MD
Casdorph & Curry Funeral Home, Inc.	WV
Catawba Memorial Park, Inc.	NC
Cedar Hill Cemetery Company, Inc.	MD
Clinch Valley Memorial Cemetery, Inc.	VA
Crest Lawn Memorial Gardens, Inc.	MD
Dunbar Funeral Home	SC
Eastern Cemetery Associates, Inc.	WV
Evans Funeral Home, Inc.	NC
Everly Funeral Homes, Incorporated	VA
Everly PFP, Inc.	VA
Fine Finishes, Inc.	NC
Fort Lincoln Cemetery, Inc.	MD
Fort Lincoln Funeral Home, Inc.	MD
Gallery Granite Corporation	MD
Gardinier Colletti Memorial Home, Inc.	NY
Garner Family Funeral Home, Inc.	GA
Garrett-Hillcrest, Inc.	NC
George Washington Memorial Park, Inc.	PA
Gorny & Gorny Paterson-Clifton Mortuary	NJ
Haisten Funeral Home of Henry County, Inc.	GA
Haisten Funeral Homes, Inc.	GA
Higgins and Son Funeral Home, Inc.	GA
Hillcrest Memorial Cemetery, Inc.	MD
Hines-Rinaldi Funeral Home, Inc.	MD
Kanawha Plaza Partnership	WV
Kirk & Nice, Inc.	PA
Kirk & Nice Suburban Chapel, Inc.	PA
Klingel-Carpenter Mortuary, Inc.	WV
LOI Charleston, Inc.	WV
Loudon Park Cemetery Company	MD
Druid Ridge Cemetery Company	MD
Loudon Park Funeral Home, Inc.	MD
McLaurin’s Funeral Home, Inc.	NC
Monte Vista Burial Park, Inc.	TN
Monticello Memory Gardens, Inc.	VA
Murphy Funeral Service, Inc.	NY
National Exchange Trust, Ltd.	WV
National Funeral Services, Incorporated	WV
National Harmony Memorial Park, Inc.	MD
Otto Redanz Funeral Home, Inc.	NY
Cornell & Daggett, Inc.	NY

Jurisdiction of
Stewart Enterprises, Inc.	Incorporation
Parklawn, Inc.	MD
The Parkwood Cemetery Company	MD
Parkwood Management Co.	MD
S.E. Acquisition of Clifton, New Jersey, Inc.	NJ
S.E. Acquisition of Fredonia, New York, Inc.	NY
S.E. Acquisition of Malden, West Virginia, Inc.	WV
S.E. Acquisition of Pennsylvania, Inc.	PA
S.E. Cemeteries of North Carolina, Inc.	NC
S.E. Cemeteries of South Carolina, Inc.	SC
S.E. Cemeteries of Virginia, Inc.	VA
S.E. Cemeteries of West Virginia, Inc.	WV
S.E. Combined Services of South Carolina, Inc.	SC
S.E. Combined Services of Tennessee, Inc.	TN
S.E. Funeral Homes of North Carolina, Inc.	NC
S.E. Funeral Homes of South Carolina, Inc.	SC
S.E. Funeral Homes of Virginia, Inc.	VA
S.E. Funeral Homes of West Virginia, Inc.	WV
Simple Tribute of Maryland, Inc.	MD
Sunset Memorial Park Company	PA
Pet Haven, Inc.	PA
John M. Taylor Funeral Home, Inc.	MD
Taylor M. Simpson Co.	NC
William W. Chambers, Inc.	MD
Wilson Funeral Home, Inc.	WV
S.E. South-Central, Inc.	LA
D.W. Newcomer’s Sons, Inc.	MO
DWN Properties, Inc.	MO
Funeral Security Plans, Inc.	MO
Kilgore — Green Funeral Home, Inc.	AL
Knutson Funeral Homes, Inc.	IA
Nave Funeral Home of Lebanon, Inc.	TN
Pasadena Funeral Home, Inc.	TX
Pauley Funeral Home, Inc.	IA
Runyan Mangold, Inc.	KS
S.E. Acquisition of Lithonia, Georgia, Inc.	GA
S.E. Acquisition of Santa Fe, New Mexico, Inc.	NM
S.E. Cemeteries of Alabama, Inc.	AL
S.E. Cemeteries of Louisiana, Inc.	LA
Heaven’s Pets at Lake Lawn Metairie, LLC (Joint Venture)	LA
S.E. Cemeteries of Texas, Inc.	TX
S.E. Cemeteries of Wisconsin, Inc.	WI
S.E. Combined Services of Alabama, Inc.	AL
S.E. Funeral Homes of Alabama, Inc.	AL
S.E. Funeral Homes of Ilinois, Inc.	IL
S.E. Funeral Homes of Louisiana, Inc.	LA
S.E. Funeral Homes of Tennessee, Inc.	TN
S.E. Funeral Homes of Texas, Inc.	TX
Abbey Plan of Texas, Inc.	TX
Belew Funeral Home, Inc.	TX
Emerald Hills Funeral Corporation	TX
Guardian Cremation Society, Inc.	TX
Lyons Funeral Home, Inc.	TX
Simplicity Plan of Texas, Inc.	TX
S.E. Mt. Juliet, Inc.	TN
The Lincoln Memorial Park Cemetery Association	NE
West Lawn Cemetery	NE

Jurisdiction of
Stewart Enterprises, Inc.	Incorporation
Stewart Enterprises (Europe), Inc.	LA
Stewart Resource Center, Inc.	LA
Stewart Services, Inc.	LA
Stewart Worldwide N.V.	Netherlands
Stewart International (Netherlands) B.V.	Netherlands
Stewart Cementerios Puerto Rico Holding II B.V.	Netherlands
Empresas Stewart-Cementerios	Puerto Rico
Stewart Cementerios Puerto Rico Holding I B.V.	Netherlands
Stewart Funerarias Puerto Rico Holding II B.V.	Netherlands
Empresas Stewart — Funerarias	Puerto Rico
Stewart Funerarias Puerto Rico Holding I B.V.	Netherlands
Stewart Simplicity Plan of Puerto Rico Holding II B.V.	Netherlands
Stewart Simplicity Plan of Puerto Rico Holding I B.V.	Netherlands
The Simplicity Plan of Puerto Rico	Puerto Rico
Strong & Burns Funeral Home, Inc.	NY